AMENDED SCHEDULE A
to the
AMENDED AND RESTATED RULE 18F-3
MULTIPLE CLASS PLAN
Dated August 15, 2016

The Trusts’ Funds and Classes that are currently offered are listed below:

Trust	Funds	Class A	Class B	Class C	Class Y	Class Z	Institutional Class	Class S
Touchstone Funds Group Trust	Touchstone Total Return Bond Fund	x		x	x		x
	Touchstone Emerging Markets Small Cap Fund	x		x	x		x
	Touchstone Mid Cap Value Fund	x		x	x		x
	Touchstone Small Cap Fund	x		x	x		x
	Touchstone Mid Cap Fund	x		x	x	x	x
	Touchstone Premium Yield Equity Fund	x		x	x
	Touchstone Sands Capital Select Growth Fund	x		x	x	x
	Touchstone Small Cap Value Fund	x		x	x		x
	Touchstone Ultra Short Duration Fixed Income Fund	x		x	x	x	x
	Touchstone Merger Arbitrage Fund	x		x	x		x
	Touchstone Arbitrage Fund	x		x	x		x
	Touchstone International Growth Fund	x		x	x		x

Trust	Funds	Class A	Class B	Class C	Class Y	Class Z	Institutional	Class S
Touchstone Strategic Trust	Touchstone Dynamic Equity Fund	x		x	x		x
	Touchstone Dynamic Diversified Income Fund	x		x	x
	Touchstone Controlled Growth with Income Fund	x		x	x
	Touchstone Dynamic Global Allocation Fund	x		x	x
	Touchstone Value Fund	x		x	x		x
	Touchstone Focused Fund	x		x	x		x
	Touchstone Small Cap Value Opportunities Fund	x		x	x		x
	Touchstone International Small Cap Fund	x		x	x		x
	Touchstone Growth Opportunities Fund	x		x	x		x
	Touchstone Sustainability and Impact Equity Fund	x	x	x	x		x
	Touchstone Mid Cap Growth Fund	x	x	x	x		x
	Touchstone Small Cap Growth Fund	x		x	x		x
	Touchstone International Value Fund	x		x	x		x
	Touchstone Flexible Income Fund	x		x	x		x
	Touchstone Sands Capital Emerging Markets Growth Fund				x		x
	Touchstone Large Cap Fund	x		x	x		x
	Touchstone Credit Opportunities Fund	x		x	x		x
	Touchstone Large Cap Growth Fund	x		x	x		x
	Touchstone Global Growth Fund	x		x	x		x

Trust	Funds	Class A	Class B	Class C	Class Y	Class Z	Institutional	Class S
Touchstone Investment Trust	Touchstone Active Bond Fund	x		x	x		x
	Touchstone High Yield Fund	x		x	x		x
Touchstone Tax-Free Trust	Touchstone Ohio Tax-Free Bond Fund	x		x

This Amended Schedule A to the Amended and Restated Rule 18f-3 Multiple Class Plan is executed as of the date first set forth above.

TOUCHSTONE FUNDS GROUP TRUST, TOUCHSTONE INVESTMENT TRUST, TOUCHSTONE STRATEGIC TRUST, and TOUCHSTONE TAX-FREE TRUST, each by itself and on behalf of the series listed in this Schedule A

By: /s/ Terrie A. Wiedenheft
Name: Terrie A. Wiedenheft
Title: Treasurer and Controller